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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 19, 2002


        THE BON-TON STORES, INC. PROFIT SHARING / RETIREMENT SAVINGS PLAN
        -----------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


      Pennsylvania                000-19517                   23-1269309
    ----------------          -----------------          -------------------
     (State or Other          (Commission File            (I.R.S. Employer
     Jurisdiction of               Number)               Identification No.)
     Incorporation)



             2801 East Market Street
                York, Pennsylvania                           17402
   --------------------------------------------          -------------
     (Address of Principal Executive Offices)              (Zip Code)



        Registrants telephone number, including area code: (717) 757-7660


                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On June 14, 2002, the Administrative Committee (the "Committee") of The Bon-Ton Stores, Inc. Profit Sharing / Retirement Savings Plan, a Pennsylvania corporation (the "Plan"), determined to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Plan's independent auditor and engaged KPMG LLP ("KPMG") to serve as the Plan's independent auditor for the fiscal year 2001.

      Arthur Andersen's reports on the Plan's consolidated financial statements for each of the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2000 and 1999 and through the filing date of this Current Report on Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter in connection with their report on the Plan's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Plan provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 19, 2002, stating that it has found no basis for disagreement with such statements.

      During the years ended December 31, 2000 and 1999 and through the filing date of this Current Report on Form 8-K, the Plan did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibits

            16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 19, 2002, filed herewith.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADMINISTRATIVE COMMITTEE OF THE BON-TON
                                       STORES INC. PROFIT SHARING / RETIREMENT
                                       SAVINGS PLAN


                                       By:     /s/ Ryan J. Sattler
                                           -------------------------------------
                                           Ryan J. Sattler
                                           Authorized Signatory

Dated: June 19, 2002